Exhibit 10.20


June 26, 2002
Phoenix, AZ

Companhia Vale do Rio Doce
Avenida Graca Aranha , 26
20005-900 Rio de Janiero, RJ
Brasil

Gentlemen,

AMEC Engineering and Construction Services (AMEC) hereby consents to being named in this annual report for the year ended December 31, 2001 on Form 20-F filed by Companhia Vale do Rio Doce (No. 000-26030), in reference to AMEC's review of CVRD reserves as of December 31, 2001.

Very truly yours,

/s/ Larry B. Smith

Larry B. Smith
Chief Geologist